EXHIBIT 10. 1


			    THIRD AMENDMENT
				   TO
		       LOAN AND SECURITY AGREEMENT


THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT
("Amendment"), made and executed this 31st day of March, 1995, by and among SHAWMUT CAPITAL CORPORATION (successor by assignment from Barclays Business Credit, Inc., a Connecticut corporation ("Lender"); COMDIAL CORPORATION ("Parent") and its wholly-owned subsidiaries AMERICAN
TELECOMMUNICATIONS CORPORATION ("ATC"), AMERICAN PHONE
CENTERS, INC. ("APC"), COMDIAL ENTERPRISE SYSTEMS, INC. ("CES"),
COMDIAL TELECOMMUNICATIONS INTERNATIONAL, INC. ("CTII"), SCOTT
TECHNOLOGIES CORPORATION ("STC") and COMDIAL
TELECOMMUNICATIONS, INC. ("CTI") and CTI's wholly-owned subsidiaries,
COMDIAL BUSINESS COMMUNICATIONS CORPORATION ("CBCC") and COMDIAL CONSUMER COMMUNICATIONS CORPORATION ("CCCC";
Parent, ATC, APC, CES, CTII, STC, CTI, CBCC and CCCC being hereinafter referred to collectively as "Borrowers" and individually as a "Borrower"), each a Delaware corporation; and COMDIAL CUSTOM MANUFACTURING, INC.
("CCM"), COMDIAL VIDEO TELEPHONY, INC. ("CVT"), and COMDIAL
TECHNOLOGY CORPORATION ("CTC"; CCM, CVT and CTC being hereinafter referred to collectively as "New Borrowers" and individually as a "New Borrower"), each a Delaware corporation;

			       WITNESSETH:

WHEREAS, Borrowers and Lender are parties to that certain Loan and Security Agreement, dated as of February 1, 1994, as amended by First
Amendment thereto, dated April 29, 1994, and by Second Amendment thereto, dated January 23, 1995 ("Loan Agreement"), pursuant to which Lender, upon the terms and subject to the conditions contained therein, has agreed to make loans and extend credit to Borrowers; WHEREAS, New Borrowers are wholly-owned subsidiaries of Parent; WHEREAS, Borrowers have requested that New
Borrowers be permitted to become parties to the Loan Agreement and to borrow thereunder; and WHEREAS, Lender has agreed to such request, and to accomplish the foregoing purpose, Borrowers, New Borrowers and Lender are mutually desirous of amending the Loan Agreement and the other Loan
Documents as hereinafter set forth; NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, Borrowers, New Borrowers and Lender do hereby agree as follows:
    1. Capitalized Terms. All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement.
    2. Acknowledgment of Loans Outstanding. Each Borrower and each New
Borrower hereby acknowledges and agrees that, as of the opening of business on March 30, 1995, the principal amount of the Loans outstanding under the Loan Agreement is in the sum of $5,943,384.80, consisting of unpaid Revolving Credit Loans in the amount of $545,384.80, an unpaid principal balance of Term Loan I in the amount of $4,368,000 and an unpaid principal balance of Term
Loan II in the amount of $1,030,000, and that all such Loans are owed to Lender without any offset, deduction, defense or counterclaim of any nature.
    3. Joiner in Loan Agreement and Other Loan Documents. Each New Borrower does hereby join in the execution of and agrees to be bound by and to perform and observe all of the provisions of the Loan Agreement and the other Loan Documents. Without limiting the generality of the foregoing, each New Borrower does hereby:
  (a) Assume and agree to pay, perform and discharge all Obligations of Borrowers to or held ~y Lender, including, without limitation, the Obligations of Borrowers to Lender under the Loan Agreement set forth in paragraph 2 hereof;
  (b) Grant to Lender a security interest in and to its Collateral described in
Section 4.1 of the Loan Agreement, as amended hereby, as security for all Obligations of Borrowers and New Borrowers now or hereafter owed to Lender;
  (c) Unconditionally guarantee the payment, performance and discharge of all Obligations of each Borrower and each other New Borrower to Lender pursuant to the terms of the Loan Agreement; and
  (d) Agree that all warranties, representations and covenants of Borrowers under the Loan Agreement and the other Loan Documents shall be applicable to, and made and remade by, each New Borrower.
  4. Amendment to Term Note I. Term Note II and Deed of Trust. Term Note I,
Term Note II and the Deed of Trust are each amended to reflect that all references therein to the "Borrowers" shall hereafter mean and be a reference to Borrowers and New Borrowers.
  5. Collateral. Each Borrower and each New Borrower hereby acknowledges and confirms that Lender has, and will continue to have after the date of the execution of this Amendment, a valid and duly perfected first priority Lien in all Collateral described in the Loan Agreement, as amended hereby, that is now or hereafter owned by each Borrower and each New Borrower, and the parties agree
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to execute all financing statements and other instruments or assurances which
Lender may deem necessary to create, perfect or maintain such security interest or to effectuate the intent of this Amendment, and the form of such financing statements, instruments or assurances shall be reasonably satisfactory to Lender and its counsel.
  6. Amendments to Loan Agreement. Effective as of the date hereof, and subject to the satisfaction of the conditions precedent set forth in paragraph 7 below, the Loan Agreement is hereby amended as follows:
  (a) CCM, CVT and CTC are hereby made signatories thereto as additional Borrowers;
  (b) All references in the Loan Agreement to (i) "Borrowers" shall hereafter mean and be a reference to Parent, ATC, APC, CES, CTII, STC, CTI, CBCC, CCCC, CCM, CVT and CTC, jointly and severally, as Borrowers; and (ii) "any Borrower", "no Borrower", "all Borrowers" and such other terms shall hereafter mean and be a reference to Parent, ATC, APC, CES, CTII, STC, CTI, CBCC, CCCC, CCM,
CVT and CTC;
  (c) Section 8.1, General Representations and Warranties, is amended as follows:
  (i) Subsection (Q), Taxes, is amended by deleting the word
      "and' from line 8 thereof, and inserting the following phrase after the number "94-2839703" on line 9 thereof:
      ", CCM ' s federal tax identification number is 54-
      1749259, CVT's federal tax identification number is 54-
      1749260, and CTC's federal tax identification number is 54-1749262"; and

  (d) Exhibits C, D, F and M attached to the Loan Agreement are deleted and Exhibits C, D, F and M attached to this Amendment are substituted in lieu thereof.
  7. Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date hereof upon the satisfaction or waiver by Lender of the following conditions precedent:
  (a) Receipt by Lender of this Amendment, duly executed by each Borrower and each New Borrower;
  (b) Receipt by Lender of the First Modification to Term Note I, duly executed by each Borrower and each New Borrower;
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  (c) Receipt by Lender of the First Amendment to Term Note II, duly executed by each Borrower and each New Borrower;
  (d) Receipt by Lender of a Second Amendment to the Deed of Trust, duly executed by CBCC, in form and substance satisfactory to Lender and its counsel, duly recorded, with all fees and taxes, if any, thereon paid;
  (e) Receipt by Lender of an endorsement to the mortgagee policy of title insurance number MM 1441705 issued by Old Republic National Title Insurance Company, updating the effective date of such policy to the recordation date of the Second Amendment to the Deed of Trust, with all premiums thereon paid, and insuring that such Deed of Trust, as amended, continues to constitute a valid, enforceable first priority Lien upon the Realty encumbered thereby, free and clear of all title defects and encumbrances whatsoever other than Permitted Liens applicable thereto;
  (f) A copy of the Certificate of Incorporation of each New Borrower, and all amendments thereto, certified by the Secretary of State of Delaware;
  (g) Good standing certificates for each New Borrower, issued by the Secretary of State of Delaware and by the Secretary of State or other appropriate official of each jurisdiction where the conduct of each New Borrower's business activi-ties or the ownership of its Property necessitates qualification;
  (h) Receipt by Lender of the favorable, written opinion of counsel to New Borrowers, in form and substance satisfactory to Lender and its counsel;
  (i) Receipt by Lender of UCC-l Financing Statements executed by each-New Borrower, in form satisfactory to Lender and its counsel, duly filed in all filing offices necessary to perfect Lender's Lien in the Collateral of each New Borrower granted under the Loan Agreement as amended hereby, and appropriate post-filing UCC searches reflecting that Lender has a first priority perfected Lien in the Collateral of each New Borrower, subject only to Permitted Liens;
  (j) Certificate of the Secretary or an Assistant Secretary of each New Bor-rower certifying (a) that attached thereto is a true and complete copy of the Bylaws of such New Borrower, as in effect on the date of such certification, (b) that attached thereto is a true and complete copy of the resolutions adopted by the Board of Directors of such New Borrower, authorizing the execution, delivery and performance of the Loan Agreement and the other Loan Documents and the consummation of the transactions contemplated hereby and thereby, and (c) as to the incumbency and genuineness of the signature of each officer of such New Borrower
				  -4-



executing this Amendment or any of the Loan Documents executed in connection herewith;
  (k) Receipt by Lender of a certified copy of Borrowers and New
Borrowers' casualty insurance policy, together with a loss payable endorsement on Lender's standard form of Loss Payee Endorsement naming Lender as loss payee, and a certified copy of Borrowers' and New Borrowers liability insurance policy, together with an endorsement thereto naming Lender as additional insured thereunder; and
  (l) Receipt by Lender of such other documents, instruments and agreements as Lender and its counsel may request.
  8. Representations and Warranties. To induce Lender to execute and deliver this Amendment, each Borrower and each New Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement and the other Loan Documents as amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the date of this Amendment except for any changes in the nature of any Borrower's business or operations or which occur in the ordinary course of business that would render the information contained in any such representation or warranty either inaccurate or incomplete in any material respect, so long as (a) Lender has consented to such changes, (b) such changes are not expressly prohibited by the Loan Agreement, or (c) with respect to matters Borrowers are required to notify Lender of pursuant to Sections 4.9(E) or 9.1~K) of the Loan Agreement, Borrowers have given notice as required by such Sections. Any default by any Borrower in its warranties and representations made in this Amendment shall constitute an Event of Default under the Loan Agreement.
  9. Reference to and Effect Upon Loan Agreement. Each reference in the Loan Agreement to this Agreement", "hereunder", "hereof", or words of like import, and each reference in the other Loan Documents to the Loan Agreement, shall hereafter mean and be a reference to the Loan Agreement, as amended hereby. Except as specifically amended hereby, the Loan Agreement and each of the other Loan Documents, and each and every term and provision thereof, shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Loan Agreement or the other Loan Documents or constitute a waiver of any provision of the Loan Agreement or the other Loan Documents, except as specifically set forth herein.
 10. Governing Laws: Binding Effect. This Amendment shall be construed, interpreted and enforced in accordance with the laws of the State of North Carolina; and shall be binding upon and inure to
				-5-



the benefit of the parties hereto and their respective successors and assigns.
  11. Expenses. Borrowers and New Borrowers shall pay all fees and expenses incurred by Lender in connection with the preparation, negotiation, execution and delivery of this Amendment and all other agreements and documents required or contemplated hereby, including, without limitation, legal fees and expenses.
  12. Section Titles. The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.
  13. Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY
APPLICABLE LAW, EACH BORROWER, EACH NEW BORROWER AND
LENDER EACH WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION,
SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF
OR RELATED TO THIS AMENDMENT, THE LOAN AGREEMENT OR THE
OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO
OR THERETO. IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed under seal in their corporate names by their duly authorized corporate officers on the day and year first above written.

ATTEST:                                     COMDIAL CORPORATION
\s\Linda P. Falconer                    By: \s\Wayne R. Wilver
Assistant Secretary                         Wayne R. Wilver,
					    Senior Vice President
   [CORPORATE SEAL]

ATTEST:                                  AMERICAN TELECOMMUNICATIONS
					       CORPORATION
\s\Linda P. Falconer                    By: \s\Wayne R. Wilver
Assistant Secretary                         Wayne R. Wilver,
   [CORPORATE SEAL]                         Senior Vice President

ATTEST:                                 AMERICAN PHONE CENTERS INC
\s\Linda P. Falconer                    By: \s\Wayne R. Wilver
Assistant Secretary                         Wayne R. Wilver,
   [CORPORATE SEAL]                         Senior Vice President

ATTEST:                            COMDIAL ENTERPRISE SYSTEMS, INC.
\s\Linda P. Falconer                    By: \s\Wayne R. Wilver
Assistant Secretary                         Wayne R. Wilver,
   [CORPORATE SEAL]                         Senior Vice President

ATTEST:                             COMDIAL TELECOMMUNICATIONS, INC.
\s\Linda P. Falconer                    By: \s\Wayne R. Wilver
Assistant Secretary                         Wayne R. Wilver,
   [CORPORATE SEAL]                         Senior Vice President

ATTEST:                                  COMDIAL TELECOMMUNICATIONS
					    INTERNATIONAL, INC.
\s\Linda P. Falconer                    By: \s\Wayne R. Wilver
Assistant Secretary                         Wayne R. Wilver,
   [CORPORATE SEAL]                         Senior Vice President

ATTEST:                              SCOTT TECHNOLOGIES CORPORATION
\s\Linda P. Falconer                    By: \s\Wayne R. Wilver
Assistant Secretary                         Wayne R. Wilver,
   [CORPORATE SEAL]                         Senior Vice President

ATTEST:                           COMDIAL CUSTOM MANUFACTURING, INC.
\s\Linda P. Falconer                    By: \s\Wayne R. Wilver
Assistant Secretary                         Wayne R. Wilver,
   [CORPORATE SEAL]                         Senior Vice President

ATTEST:                                COMDIAL VIDEO TELEPHONY, INC.
\s\Linda P. Falconer                    By: \s\Wayne R. Wilver
Assistant Secretary                         Wayne R. Wilver,
   [CORPORATE SEAL]                         Senior Vice President

ATTEST:                             COMDIAL TECHNOLOGY CORPORATION
\s\Linda P. Falconer                    By: \s\Wayne R. Wilver
Assistant Secretary                         Wayne R. Wilver,
   [CORPORATE SEAL]                         Senior Vice President

ATTEST:                            COMDIAL BUSINESS COMMUNICATIONS
				       CORPORATION
\s\Linda P. Falconer                    By: \s\Wayne R. Wilver
Assistant Secretary                         Wayne R. Wilver,
   [CORPORATE SEAL]                         Senior Vice President

ATTEST:                           COMDIAL CONSUMER COMMUNICATIONS
				      CORPORATION
\s\Linda P. Falconer                    By: \s\Wayne R. Wilver
Assistant Secretary                         Wayne R. Wilver,
   [CORPORATE SEAL]                         Senior Vice President





			       SHAWMUT CAPITAL CORPORATION
			       By: /s/Jimm G. Ramsey
			       Title:  Vice President